EXHIBIT 10


                           THE BOMBAY COMPANY, INC.

                           2005 AMENDED AND RESTATED
                      NON-EMPLOYEE DIRECTORS' EQUITY PLAN


                                 INTRODUCTION

      The Bombay Company, Inc. 2005 Amended and Restated Non-Employee Directors' Equity Plan (the "Plan") is hereby adopted effective as of January 1, 2005 to amend and restate The Bombay Company, Inc. Amended and Restated Non-Employee Directors' Equity Plan (the "Predecessor Plan") to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), which was added by the American Job Creations Act of 2004. The Predecessor Plan was adopted effective as of August 8, 2003 to amend and restate The Bombay Company, Inc. Amended and Restated 2001 Non-Employee Directors' Equity Plan (the "2001 Plan"). The 2001 Plan was effective February 1, 2001 and subsequently amended by the Board on May 17, 2001 and May 15, 2003. All amounts deferred and vested as of December 31, 2004 have not been materially modified and are intended to be grandfathered under Code Section 409A and governed by the terms of the Predecessor Plan as in effect December 31, 2004. Any amounts deferred on or after January 1, 2005 will be governed by the terms of the Plan.

1.    PURPOSE

      (a) The purpose of the Plan is to provide a means by which each member of the Board who is not an employee of the Company or of any Affiliate (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase common stock of the Company. The Plan also permits Non-Employee Directors to elect to receive their annual and Committee Chair retainer fees and meeting attendance fees in the form of common stock of the Company or to defer such payments. The word "Affiliate" as used in the Plan means any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

      (b) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.    ADMINISTRATION

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in paragraph 2(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To construe and interpret the Plan and options granted under it ("Options"), and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

            (ii) To amend, suspend or terminate the Plan as provided in paragraph 12; and

            (iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

      (c) The Board may delegate administration of the Plan to a committee (the "Committee") composed of not fewer than two (2) members of the Board who are "non-employee directors" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be hereafter amended. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.    SHARES SUBJECT TO THE PLAN

      (a) Subject to the provisions of paragraph 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options or used to pay Fees (as defined below) shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of the Company's common stock, plus (i) any shares available for delivery under the 1991 Directors' Stock Option Plan and 1993 Stock Deferral Plan for Non-Employee Directors which have not been committed for delivery by grants made or stock units credited under either of such plans, and (ii) any shares subject to options granted under either of such plans which are settled, forfeited, expired or canceled without the delivery of shares. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under the Option shall again become available for issuance pursuant to the Plan.

      (b) All stock sold or otherwise delivered pursuant to the Plan shall be treasury shares.

4.    ELIGIBILITY

      Only Non-Employee Directors may participate in the Plan.

5.    NON-DISCRETIONARY OPTION GRANTS

      (a) Each person who is elected for the first time to be a Non-Employee Director shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or the shareholders of the Company, be granted an Option (an "Initial Option") to purchase Ten Thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

      (b) On the third business day following issuance of the Company's annual earnings release each year (i) each Non-Employee Director shall be granted an Option to purchase Ten Thousand (10,000) shares of common stock of the Company, and (ii) the Lead Director and the chair of each standing committee of the Board shall be granted an Option to purchase Two Thousand Five Hundred (2,500) shares of common stock of the Company (the Options referred to in the preceding clauses (i) and (ii) shall be collectively referred to herein as "Annual Options").

      (c) The Company intends that the Options not be incentive stock options as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended.

      (d) Effective May 2, 2005, no further Options will be granted pursuant to the Plan.

   6. OPTION PROVISIONS

      Each Option shall contain the following terms and conditions:

      (a) No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) The per share exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the common stock of the Company on the date the Option is granted. "Fair Market Value" shall mean the last reported sale price of shares of the Company's common stock as reported on the applicable stock exchange on the relevant date of valuation or, if there is no such sale, the last reported sale price of such shares so reported on the nearest preceding date upon which such a sale took place.

      (c) The purchase price of stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised; (ii) by delivery to the Company of shares of common stock of the Company valued at the Fair Market Value of such shares on the date of exercise; or (iii) by a combination of such methods of payment.

      (d) The Board or the Committee, as applicable, may, in its sole discretion, provide in any Option agreement (or any amendment to any existing Option agreement) such provisions regarding transferability of the Option as the Committee or the Board, as applicable, in its sole discretion, deems appropriate.

      (e) Options shall vest with respect to each optionee as follows: (i) the Initial Option shall vest and become exercisable at the rate of 20% per year over a five (5) year period after the grant date of the Initial Option, and (ii) each Annual Option shall vest in full and become exercisable six (6) months after the grant date of the Annual Option; provided that in each case the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director, whereupon such Option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment; and provided further that in the event of a conflict between the provisions of this paragraph 6(e) and the provisions of paragraph 6(l) or 6(m), the provisions of paragraph 6(l) or 6(m), as applicable, shall control.

      (f) The Company may require any optionee, or any person to whom an Option is transferred under paragraph 6(d), as a condition of exercising any such Option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters, and
(2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

      (g) Notwithstanding anything to the contrary contained herein, an Option may not be exercised unless the issuance of shares upon exercise of the Option has been registered under the Securities Act or, if such issuance has not been so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act.

      (h) Neither an optionee nor any person to whom an Option is transferred under paragraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

      (i) Nothing in the Plan or in any instrument executed pursuant hereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, the Board, its shareholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

      (j) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any shares of the Company's common stock reserved for the purposes of the Plan,

      (k) In connection with each Option, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director that such Non-Employee Director acknowledge full responsibility for any federal or other tax with respect to such issuance or transfer.

      (l) If a Non-Employee Director shall terminate performance of services for the Company because of death or disability, all Options outstanding as to such Non-Employee Director shall be fully exercisable, at any time, or from time to time, within the longer of (i) one (1) year after the date of death or termination of performance of services because of disability or (ii) the exercise period presented in the second sentence of paragraph 6(m); provided that in no event shall such Options be exercisable later than the expiration date specified pursuant to paragraph 6(a). In the case of death, exercise may be made by the person or persons to whom the Non-Employee Director's rights under the Option pass by will or applicable law, or if no such person has such rights, by the Non-Employee Director's executors or administrators; provided that such person(s) consent in writing to abide by and be subject to the terms of the Plan and the Option.

      (m) If a Non-Employee Director's performance of services for the Company shall terminate for any reason other than death or disability, all Options outstanding as to such Non-Employee Director shall at the time of such termination, to the extent not otherwise exercisable, become immediately exercisable for the purchase of the full number of shares subject to such Options; provided that the Non-Employee Director has at the time of such termination completed at least five (5) years of service on the Board. A departing Non-Employee Director shall have twelve (12) months to exercise vested Options for each full three (3) year term and any partial term served on the Board, to a maximum exercise period of thirty-six (36) months; provided that in no event shall such Options be exercisable later than the expiration date specified pursuant to paragraph 6(a).

7.    COVENANTS OF THE COMPANY

      (a) During the terms of the Options, the Company shall keep available at all times the number of shares of its common stock required to satisfy its obligations under such Options.

      (b) So long as any Stock Units (as defined below) are in an Account (as defined below), the Company shall keep available at all times the number of shares of its common stock required to satisfy its obligations in respect of such Stock Units.

8.    USE OF PROCEEDS FROM THE EXERCISE OF OPTIONS

      Proceeds from the exercise of Options shall constitute general funds of the Company.

9.    PAYMENT OF FEES IN COMMON STOCK

      (a) A Non-Employee Director will receive payment of 50% of his or her annual retainer and Committee Chair retainer fees (collectively, "Retainer Fees") from the Company in the form of common stock of the Company. A Non-Employee Director may elect to receive payment of all of any portion of his or her remaining Retainer Fees and all or any portion of his or her meeting attendance fees ("Meeting Fees") (Retainer Fees and Meeting Fees are referred to collectively herein as "Fees") from the Company in the form of common stock of the Company. Such an election shall be effective with respect to Fees payable commencing with the next fiscal quarter following the date of the election. An election to receive payment of Fees in the form of the Company's common stock may be revoked only by a subsequent election to receive payment of Fees in cash or to defer such Fees pursuant to paragraph 10. Any such election or revocation shall be effective with respect to Fees payable commencing with the next fiscal quarter. Notwithstanding the above, no election permitted in this paragraph 9 shall be effective if such election would cause the payment of Fees in the Company's common stock to be a non-exempt purchase under Rule 16b-3 promulgated under the Exchange Act or terminate the Non-Employee Director's status as a non-employee director under Rule 16b-3, unless approved by the Board or the Committee. The number of shares of the Company's common stock to be paid to a Non-Employee Director shall be determined by dividing the amount of Fees payable by the Fair Market Value of the Company's common stock on the date such Fees would have been paid in cash but for the Non-Employee Director's receipt of payment of such Fees in the form of common stock of the Company. The amount of any fractional share shall be paid in cash.

      (b) Unless a Non-Employee Director elects to defer his or her receipt of Fees pursuant to paragraph 10, a certificate for the number of shares of common stock of the Company the Non-Employee Director is entitled to receive under the Plan in lieu of cash Fees shall be issued as soon as reasonably practicable following the date the director is to receive the Fees.

10.   DEFERRAL OF FEES

      (a) For the calendar year beginning January 1, 2005, a Non-Employee Director may defer payment of all or any portion of his or her Fees by submitting an election in writing, signed by the Non-Employee Director (a "Deferral Election") and delivered to the Company prior to March 15, 2005. For any calendar year beginning on or after January 1, 2006, a Non-Employee Director may defer payment of all or any portion of his or her Fees by submitting and delivering a Deferral Election to the Company prior to January 1 of such calendar year; provided that in the case of the first year in which a Non-Employee Director becomes eligible to participate in the Plan, an election may be made with respect to Fees yet to be paid for services to be performed subsequent to the election within 30 days after the Non-Employee Director becomes eligible to participate in the Plan. A Non-Employee Director's election to defer compensation will be irrevocable except to the extent a revocation would not violate Code Section 409A. Deferral Elections shall be submitted on an annual basis; provided that such election shall satisfy the requirements of Rule 16b-3(d) promulgated under the Exchange Act, as such rule may be hereafter amended, and shall be in compliance with Code Section 409A and the regulations or other guidance issued thereunder. If a Deferral Election is made with respect to at least 50% of the total Retainer Fees due to a Non-Employee Director for a particular year, the Company will make a matching contribution equal to 25% of the Retainer Fees deferred (a "Matching Contribution"); provided that the Company will not so match any Retainer Fees deferred in excess of 50% of the Retainer Fees due. The Company will not match any Meeting Fees that may be deferred.

      (b) Amounts of Fees deferred, along with any Matching Contributions pursuant to paragraph 10(a), shall be credited by the Company in the form of stock units ("Stock Units") at the end of each fiscal quarter to a bookkeeping reserve account ("Account") maintained by the Company. The number of Stock Units credited to an Account with respect to any Non-Employee Director shall be determined as follows: First, by adding the amount of Fees to be deferred to the Matching Contribution, if any; and Second, dividing such sum by the Fair Market Value of the Company's common stock on the date such Fees would have been paid in cash but for the Deferral Election. In addition to the Account described above, the Company shall establish and maintain a separate Predecessor Plan Account to record a Non-Employee Director's interest under the Predecessor Plan attributable to amounts deferred by such Participant pursuant to the Predecessor Plan, but only to the extent such amounts were vested as of December 31, 2004. Any provision of the Plan to the contrary notwithstanding, a Non-Employee Director's Predecessor Plan Account shall be subject to the provisions of the Predecessor Plan.

      (c) All Stock Units credited to a Non-Employee Director's Account pursuant to the Plan shall be at all times fully vested and nonforfeitable.

      (d) Stock Units credited to a Non-Employee Director's Account shall be payable in an equal number of shares of common stock of the Company in a single distribution made at such time as may be specified by the Non-Employee Director in the applicable Deferral Election; provided that the designated payment date with respect to any Deferral Election must be no earlier than the first day of the calendar year after the calendar year in which the Fees would have been received but for the Deferral Election. The amount of any fractional shares shall be paid in cash.

      (e) The Company shall issue and deliver to the Non-Employee Director a certificate for the number of shares of its common stock due such director as payment for Stock Units as soon as practicable following the date on which Stock Units are payable.

      (f) The Plan shall be unfunded with respect to the Company's obligation to pay any amounts due pursuant to Stock Units, and a Non-Employee Director's rights to receive any payment of any Stock Unit shall be not greater than the rights of an unsecured general creditor of the Company.

      (g) Except as otherwise provided herein or approved by the Board, the right to receive payment with respect to a Stock Unit is not assignable or transferable and shall not be subject to any encumbrances, liens, pledges or charges of the Non-Employee Director or his or her creditors. Any such attempt to assign, transfer or hypothecate any Stock Unit or any right to receive a Stock Unit shall be void and of no force and effect whatsoever.

      (h)   A   Non-Employee   Director   may  designate   a   beneficiary   or
beneficiaries to receive any distributions under the Plan upon his or her death.

      (i) In the event a cash dividend is declared with respect to the Company's common stock, the Account of each participating Non-Employee Director shall be credited with a number of Stock Units determined as follows: First, calculate the product of (i) the cash dividend payable with respect to each share of common stock and (ii) the total number of Stock Units credited to the Account as of the record date for such dividend; and Second, divide such product by the Fair Market Value of the Company's common stock on the payment date for such dividend.

      (j) In the event the Non-Employee Director suffers a "Financial Hardship" (as hereinafter defined), the Company may make a distribution to the Non-Employee Director as a hardship benefit (the "Hardship Benefit"), with respect to any portion of the Stock Units credited to the Non-Employee Director's Account up to, but not in excess of, the total Stock Units credited to the Account as of the date a Hardship Benefit is distributed. Any Hardship Benefit shall be distributed at such time or times as the Company shall determine, and the Non-Employee Director's Account shall be reduced by the amount so distributed. "Financial Hardship" shall mean a financial need of the Non-Employee Director caused by an unforeseeable emergency. An "unforeseeable emergency" for this purpose is a severe financial hardship to the Non-Employee Director resulting from a sudden or unexpected illness or accident of the Non-Employee Director, or of a dependent (as defined in Internal Revenue Code
Section  152(a))  of  the  Non-Employee  Director,  loss  of  the  Non-Employee
Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Non-Employee Director.

            Payment under this Section shall not be made to the extent that such hardship is or may be relieved:

      (i)   through reimbursement or compensation by insurance; or

            (ii) by liquidation of the Non-Employee Director's assets, to the extent the liquidation of such assets would not itself cause a severe financial hardship; or

            (iii) by cessation of deferrals under the Plan.

            Withdrawals of amounts because of an unforeseeable emergency shall be made only to the extent reasonably needed to satisfy the emergency need.

            The Company shall determine whether, and to what extent, a Non-Employee Director's application for a Hardship Benefit will be approved, based on the facts and circumstances of the case. Such determination shall be final, conclusive and binding on all persons.

11.   ADJUSTMENTS UPON CHANGES IN STOCK

      If any change is made in the stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise, the Plan (including the total number of shares and kind of shares issuable under the Plan and the number of shares issuable pursuant to grants of Options), outstanding Options (including the exercise prices thereof) and Stock Units will be appropriately adjusted by the Board to account for the change. The Options granted under the Plan and the Stock Units created pursuant to the Plan shall not affect in any way the right or power of the Company to issue additional common stock or other securities, make adjustments, reclassifications, reorganizations or other changes in its corporate, capital or business structure, to participate in a merger, consolidation or share exchange or to transfer its assets or dissolve or liquidate.

12.   AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

      The Board may at any time, and from time to time, amend, suspend or terminate the Plan; provided that no amendment shall be effective unless approved by the shareholders of the Company to the extent the Board determines shareholder approval of such amendment is necessary or desirable; and provided further that rights and obligations under any Option granted or Stock Unit credited or to be credited before any amendment, suspension or termination of the Plan shall not be altered or impaired by such amendment, suspension or termination of the Plan except with the consent of the person to whom the Option was granted or Stock Unit credited. Any provision of the Plan to the contrary notwithstanding, upon termination of the Plan, the Board may in its sole discretion cause all Stock Units credited to an Account for a Non-Employee Director to be immediately payable to such director in the form of shares of common stock of the Company equal in number to the Stock Units credited to the Account as of the date of such Plan termination, provided that such accelerated distribution complies with the requirements of Code Section 409A and the regulations and other guidance thereunder. If the Board does not cause such accelerated payment, the Stock Units credited to Accounts of Non-Employee Directors as of the date of the Plan termination shall be paid in accordance with the provisions of the Plan as in effect immediately prior to such termination.

13. CHANGES OF CONTROL, ACCELERATION OF RIGHT TO EXERCISE AND DISTRIBUTION OF STOCK UNITS

      (a) Notwithstanding anything in the Plan or in an agreement evidencing any Option to the contrary, in the event a Change of Control (as defined below) occurs, then each Option shall become immediately exercisable, on the date of the occurrence of such Change of Control, for the purchase of the full number of shares subject to such Option for a period not to exceed the shorter of thirty-six (36) months or the remaining life of the Option; provided that immediately after the consummation of a Change of Control as defined under paragraph 13(b)(iii), all Options shall, to the extent not previously exercised, terminate and cease to be outstanding except to the extent assumed by the successor corporation (or an affiliate thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change of Control. In addition, and notwithstanding the provisions of paragraph 10(d), all Stock Units credited to an Account for a Non-Employee Director shall, on the date of the occurrence of a Change of Control, be immediately payable to such director in the form of shares of common stock of the Company equal in number to the Stock Units held as of the date of the Change of Control.

      (b) "Change of Control" shall mean the occurrence of any of the following events:

            (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of 35% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided that any acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control;

            (ii) a majority of the individuals who, as of February 1, 2005, constituted the Board (the "Incumbent Board") are replaced during any 12 month period; provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company; or

            (iii) approval   by  the  shareholders  of   the   Company   of   a
                  reorganization, merger or consolidation of the Company and the satisfaction of all conditions precedent to the transaction, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition (other than to a "related person" as such term is used under Code Section 409A and the regulations and other guidance thereunder) of all or substantially all of the assets of the Company.

      (c) With respect to a Change of Control as defined under paragraph 13(b)(iii), if the timing and mechanics of the transaction constituting the Change of Control will be such that the holders of Options will not have a reasonable opportunity to exercise their Options prior to the applicable record date with respect to, or the date of consummation of, as applicable, such transaction, the Board or officers of the Company shall make arrangements in the agreement related to such transaction to allow holders of Options to receive the same economic benefit the holders of the Options would have received had the holders exercised their Options prior to the effective date of such Change of Control and held the shares of common stock of the Company issuable upon exercise of such Options as of the applicable record date with respect to, or the date of consummation of, as applicable, the transaction constituting such a Change of Control.

14.   CODE SECTION 409A

      Any provision of the Plan to the contrary notwithstanding, the Plan is designed to comply with the requirements of Code Section 409A and the regulations and other guidance thereunder and shall be interpreted in a manner consistent with Code Section 409A and the regulations and other guidance thereunder. To the extent any provision of the Plan violates Code Section 409A, it shall not be effective.

15.   EFFECTIVE DATE OF PLAN

      The Plan shall be effective as of January 1, 2005.